================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                February 29, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
VIRGINIA TAX-FREE FUNDS
-----------------------
* Higher interest rates hurt returns for long-term Virginia municipal bonds, while shorter-term issues fared better.
* The Virginia Short-Term Tax-Free Bond Fund comfortably outdistanced its peer group average for the six-month period ended February 29, 2000.
* The Virginia Tax-Free Bond Fund declined, but defensive moves helped it outperform its Lipper average for both the 6- and 12-month periods.
*    Our funds moved to lock in higher yields late in 1999 and early in 2000.
* We will be looking for opportunities to lock in higher yields as interest rates continue to rise in 2000.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     The Federal Reserve's efforts to stem inflationary pressures in the economy took a toll on the bond markets over the past year. Total returns could not withstand four interest rate hikes, intended to slow a roaring national economy. Long-term Virginia municipals, which are the most sensitive to rising rates, generally posted weak or negative returns during the past 6- and 12-month periods, while shorter-term issues fared better. This rising-rate environment produced mixed results for your funds.

MARKET ENVIRONMENT
------------------

*******************************************************************************
                              VIRGINIA BOND YIELDS
                              --------------------

                 Virginia Bond Index      Virginia 3-year GO Bond
2/28/99                 5.05                      3.58
                        5.08                      3.6
                        5.08                      3.6
5/31                    5.19                      3.78
                        5.44                      4.1
                        5.48                      4.08
8/31                    5.69                      4.17
                        5.86                      4.23
                        6.07                      4.32
11/30                   5.95                      4.27
                        6.13                      4.48
                        6.28                      4.68
2/29/00                 6.18                      4.7

Source: T. Rowe Price Associates.

*******************************************************************************

     The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports, and by increased government s pending made possible by soaring tax receipts. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain diligent in its fight to contain inflation.

     Interest rates, and municipal bond yields, trended upward in response to the Fed's hikes in key short-term rates. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from retail investors waned because of competition from the surging stock market, and from selling to realize tax losses at year-end.
Redemptions from municipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, which was down 21% from the previous year.

     The funds' fiscal year ended on a positive note, however, as prices climbed and long-term municipal yields fell in February along with longer-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to repurchase Treasury bonds. The proposal sent shock waves through the bond market as investors scrambled to discern which maturities would be affected most and searched for alternative securities. The Treasury's buyback program led to an inversion of the yield curve, as 30-year Treasury yields fell below two-year yields. The municipal yield curve, however, maintained a positive slope, although it is flatter than it was last year when the difference between short- and long-term yields was greater.

     Virginia's economy continues to grow at a healthy pace. The unemployment rate was an extremely low 2.6% in December -- the lowest December rate in 30 years -- as new jobs grew 1.9% from the previous year. Virginia's employment base continues to diversify away from a dependence on the federal government and into the services and high-tech industries.

     The commonwealth's financial profile remains strong. Revenue collections for the first seven months of the 2000 fiscal year are 11% ahead of the prior year's seven-month level and 2% above official forecasts. This has been the case despite recent tax-relief measures and other initiatives. As a result of Virginia's sound fiscal policies, the need to borrow has been reduced, and consequently the supply of municipal securities remains tight.

     Transportation needs and how to pay for them continue to dominate current General Assembly discussions. It now appears unlikely that Virginia will issue tobacco settlement securitization bonds to fund transportation projects, as advocated by Governor Gilmore. However, GARVEE bonds (backed by federal
transportation   grants)  of  as  much  as  $800   million  may  be  issued  for
transportation needs as part of a $2.1 to $2.5 billion transportation plan currently under discussion.

VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------

     Higher interest rates made progress difficult for the six months ended February 29, but results were positive nonetheless. Dividends per share held steady at $0.09 for the period, more than offsetting a $0.04 decline in per share price. Our resulting 1.26% six-month total return comfortably outdistanced the Lipper benchmark of 1.07%. Returns for the 12-month period matched the Lipper average.

     For the past six months we carried higher cash balances as yields moved higher. Our strategy was to keep duration short in the face of the Fed's tightening moves, while pursuing bonds that offer more yield whenever they are available -- which is not often because of the high quality of the Virginia municipal market. (Duration measures a bond or bond fund's price sensitivity to changes in interest rates. The price of a bond fund with a duration of two years, for example, would drop 2% if rates rose by one percentage point.)

     The fund's duration ranged between 1.75 and 2.15 years after July 1999, considerably shorter than the 2.15 to 2.55 range we previously maintained. In October, however, five-year yields approached 5% for the first time since March 1995, and we saw an opportunity to extend duration again, to 2.15 years. The portfolio finished the period with an average duration of 1.8 years. Given the recent high yields, we would like to buy as many four-year bonds as possible, but we are mindful of not becoming too aggressive while the Fed continues to tighten.

     Our   portfolio   is  skewed   toward   higher-yielding   sectors   of  the
investment-grade market, including hospital (11%), lease revenue (11%), and solid waste revenue bonds (7%). In the fall we purchased $1.1 million of Halifax County IDA Old Dominion Electric -- issues we rarely have the opportunity to buy -- which pushed our electric revenue exposure to 5%. We prefer to pursue these quality, higher-yielding opportunities because over time the yield component adds significantly to shareholder total returns, a combination of dividends and price appreciation.

     The fund's largest allocations are to prerefunded bonds at 23% of assets and local general obligation bonds at 18%, up from 13% six months ago. While these numbers seem high, they are significantly below their share of outstanding debt in the short-term sector of the Virginia municipal market.

VIRGINIA TAX-FREE BOND FUND
---------------------------

     The pressure on fixed income markets over the past year did not spare the Virginia municipal market or your fund. Although income returns were steady, principal was down for both the 6- and 12-month periods. For the six months, dividends of $0.27 per share nearly offset a $0.31 price decline, and the 12-month annualized dividend yield of 5.23% offered an attractive taxable-equivalent yield of 8.17% for investors in the 36% federal tax bracket. Although total retur ns for both periods were negative, they surpassed the fund's peer group averages, aided by our more defensive strategy and low fees.

     In the first half of the year, we shifted to a more conservative interest rate posture as steadily rising rates were taking their toll on the municipal market. In particular, we kept a shorter average maturity (generally, sho rter maturity bonds have less principal volatility than longer bonds), and we purchased more issues with 10- to 20-year maturities while selling longer, more interest rate-sensitive bonds. This mitigated the decline in principal value, as the longest maturity bonds had a particularly difficult year. As rising rates improved yields late in 1999 and in the first two months of 2000, we shifted the fund into modestly longer i ssues in an effort to lock in a better income stream.

     Market movements did not dictate all moves. As a caution against any market dislocations because of Y2K concerns, we maintained a higher level of cash reserves than normal for the last several months of 1999. While 2000 arrived with little noticeable effect on the market or anywhere, the higher levels of cash reduced the fund's interest rate exposure during a difficult fourth quarter 1999 and early 2000.

     We shifted some sector allocations with mixed results. We reduced our already low allocation to high-yield issues and maintained an above-average stake in industrial revenue bonds. Performance in the high-yield sector was particularly poor and corporate credits such as Georgia Pacific and Waste Management also weakened and detracted from performance. Our allocation to hospitals, while lower than prior periods, is still relatively high at 14%. This sector also produced poor performance.

OUTLOOK
-------

     A retrospective look at 1999 reveals a trying time for municipal investors, especially in light of another year of sizzling equity performance. Yet, as we look forward to the rest of 2000, we believe there is cause for optimism.
Municipal interest rates are at their highest levels since 1995, and when compared historically to various taxable alternatives, the municipal market appears attractive.

     The Federal Reserve has made it clear that it will raise short-term rates until the economy slows, but multiple moves are anticipated by the market and have been factored into current valuations. If equity markets stumble, as some say the Federal Reserve would like, demand for the less volatile returns available from the fixed income market should increase, giving municipal returns a boost.

     We are cautiously optimistic that current market conditions are an opportunity to lock in higher yields, and we will diligently and prudently scrutinize the Virginia municipal market for such opportunities.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

March 22, 2000
================================================================================

***************************
The commonwealth's
financial profile
remains strong.
***************************


    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00         6 Months      12 Months
    ---------------------         --------      ---------
    Virginia Short-Term
    Tax-Free Bond Fund              1.26%         1.48%

    Lipper Short Municipal
    Debt Funds Average              1.07          1.48


    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00         6 Months      12 Months
    ---------------------         --------      ---------
    Virginia Tax-Free Bond Fund    -0.33%        -3.16%

    Lipper Virginia Municipal
    Debt Funds Average             -1.10         -3.76

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    KEY STATISTICS
    --------------
                                                     8/31/99        2/29/00
  Virginia Short-Term Tax-Free Bond Fund
-------------------------------------------------------------------------------
  Price Per Share                                   $    5.10       $   5.06
-------------------------------------------------------------------------------
  Dividends Per Share
-------------------------------------------------------------------------------
      For 6 months                                       0.09           0.09
-------------------------------------------------------------------------------
      For 12 months                                      0.19           0.18
-------------------------------------------------------------------------------
  Dividend Yield *
-------------------------------------------------------------------------------
      For 6 months                                       3.57%          3.73%
-------------------------------------------------------------------------------
      For 12 months                                      3.70           3.70
-------------------------------------------------------------------------------
  30-Day Standardized Yield                              3.62           4.10
-------------------------------------------------------------------------------
  Weighted Average Maturity (years)                      2.3            2.1
-------------------------------------------------------------------------------
  Weighted Average Effective Duration (years)            2.0            1.8
-------------------------------------------------------------------------------
  Weighted Average Quality **                           AA             AA
-------------------------------------------------------------------------------

  Virginia Tax-Free Bond Fund
-------------------------------------------------------------------------------
  Price Per Share                                   $   10.86      $   10.55
-------------------------------------------------------------------------------
  Dividends Per Share
-------------------------------------------------------------------------------
      For 6 months                                       0.27           0.27
-------------------------------------------------------------------------------
      For 12 months                                      0.54           0.54
-------------------------------------------------------------------------------
  Dividend Yield *
-------------------------------------------------------------------------------
      For 6 months                                       4.96%          5.23%
-------------------------------------------------------------------------------
      For 12 months                                      5.11           5.23
-------------------------------------------------------------------------------
  30-Day Standardized Yield                              4.74           5.15
-------------------------------------------------------------------------------
  Weighted Average Maturity (years)                     14.9           15.7
-------------------------------------------------------------------------------
  Weighted Average Effective Duration (years)            7.8            8.3
-------------------------------------------------------------------------------
  Weighted Average Quality **                           AA            AA-
-------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
**   Based on T. Rowe Price research.

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    SECTOR DIVERSIFICATION
    ----------------------
  Sector Diversification
                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                        8/31/99        2/29/00
  Virginia Short-Term Tax-Free Bond Fund
-------------------------------------------------------------------------------
  Prerefunded Bonds                                        28%            23%
-------------------------------------------------------------------------------
  General Obligation - Local                               13             18
-------------------------------------------------------------------------------
  Lease Revenue                                             5             11
-------------------------------------------------------------------------------
  Hospital Revenue                                         14             11
-------------------------------------------------------------------------------
  Solid Waste Revenue                                       7              7
-------------------------------------------------------------------------------
  Electric Revenue                                          1              5
-------------------------------------------------------------------------------
  Air and Sea Transportation Revenue                        6              5
-------------------------------------------------------------------------------
  Water and Sewer Revenue                                   6              4
-------------------------------------------------------------------------------
  Ground Transportation Revenue                             4              3
-------------------------------------------------------------------------------
  Industrial and Pollution Control Revenue                  4              3
-------------------------------------------------------------------------------
  Dedicated Tax Revenue                                     -              3
-------------------------------------------------------------------------------
  General Obligation - State                                2              2
-------------------------------------------------------------------------------
  Life Care/Nursing Home Revenue                            2              2
-------------------------------------------------------------------------------
  Educational Revenue                                       7              2
-------------------------------------------------------------------------------
  All Other                                                 1              2
-------------------------------------------------------------------------------
  Other Assets Less Liabilities                             -             -1
-------------------------------------------------------------------------------
  Total                                                   100%           100%

  Virginia Tax-Free Bond Fund
------------------------------------------------------------------------------
  Prerefunded Bonds                                        12%            14%
------------------------------------------------------------------------------
  Hospital Revenue                                         16             14
------------------------------------------------------------------------------

  General Obligation - Local                               14             12
------------------------------------------------------------------------------
  Educational Revenue                                       8              8
------------------------------------------------------------------------------
  Housing Finance Revenue                                   8              7
------------------------------------------------------------------------------
  Dedicated Tax Revenue                                     4              6
------------------------------------------------------------------------------
  Industrial and Pollution Control Revenue                  6              6
------------------------------------------------------------------------------
  Solid Waste Revenue                                       6              5
------------------------------------------------------------------------------
  Lease Revenue                                             5              5
------------------------------------------------------------------------------
  Ground Transportation Revenue                             4              4
------------------------------------------------------------------------------
  Water and Sewer Revenue                                   3              4
------------------------------------------------------------------------------
  Other Revenue                                             3              4
------------------------------------------------------------------------------
  Air and Sea Transportation Revenue                        3              3
------------------------------------------------------------------------------
  Life Care/Nursing Home Revenue                            2              3
------------------------------------------------------------------------------
  Escrowed to Maturity                                      2              2
------------------------------------------------------------------------------
  All Other                                                 4              1
------------------------------------------------------------------------------
  Other Assets Less Liabilities                             -              2
------------------------------------------------------------------------------
  Total                                                   100%           100%

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

       ******************************************************************

          Lehman 3-Year State   Lipper Short Municipal     Virginia Short-Term
            GO Bond Index         Debt Funds Average       Tax-Free Bond Fund
            -------------         ------------------       ------------------
11/30/94        10000                   10000                     10000
2/95            10195                   10210                     10228
2/96            11017                   10830                     10886
2/97            11505                   11236                     11248
2/98            12115                   11747                     11752
2/99            12752                   12264                     12282
2/00            12929                   12453                     12463

       ******************************************************************

           Lehman Municipal    Lipper Virginia Municipal        Virginia
             Bond Index         Debt Funds Average          Tax-Free Bond Fund
            -------------       ------------------          ------------------
4/31/91         10000                   10000                    10000
2/92            10850                   10768                    10812
2/93            12343                   12213                    12337
2/94            13027                   12900                    13077
2/95            13272                   13033                    13274
2/96            14738                   14312                    14692
2/97            15550                   14980                    15427
2/98            16972                   16293                    16820
2/99            18015                   17172                    17833
2/00            17640                   16557                    17269

       ******************************************************************


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
Periods Ended 2/29/00          1 Year  3 Years 5 Years  Inception         Date
---------------------          ------  ------- -------  ---------      -------
Virginia Short-Term
     Tax-Free Bond Fund         1.48%    3.48%   4.03%      4.29%     11/30/94
Virginia Tax-Free Bond Fund    -3.16     3.83    5.40       6.38       4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
----------------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                 Year
                                Ended
                              2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period          $   5.18  $   5.15  $   5.13  $   5.16  $   5.06
-------------------------------------------------------------------------------
Investment activities
  Net investment income(loss)   0.18*     0.19*     0.19*     0.20*     0.21*
  Net realized and
  unrealized gain (loss)        (0.11)     0.04      0.03     (0.03)     0.11
-------------------------------------------------------------------------------
  Total from
  investment activities          0.07      0.23      0.22      0.17      0.32
-------------------------------------------------------------------------------
Distributions
  Net investment income         (0.18)    (0.19)    (0.19)    (0.20)    (0.21)
  Net realized gain             (0.01)    (0.01)    (0.01)        -     (0.01)
-------------------------------------------------------------------------------
  Total distributions           (0.19)    (0.20)    (0.20)    (0.20)    (0.22)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $   5.06  $   5.18  $   5.15  $   5.13  $   5.16

Ratios/Supplemental=Data=======================================================
Total returnu                    1.48%*    4.51%*    4.48%*    3.33%*    6.43%*
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               0.60%*    0.62%*    0.65%*    0.65%*    0.65%*
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                       3.61%*    3.65%*    3.81%*    3.84%*    4.07%*
-------------------------------------------------------------------------------
Portfolio turnover rate         39.3%     22.5%     75.0%     32.5%     36.4%
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $ 27,620  $ 26,772  $ 20,361  $ 16,314  $ 12,480
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 6/30/98, and a 0.60% voluntary expense limitation in effect from 7/1/98 through 2/29/00.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Virginia Tax-Free Bond Fund
-----------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                 Year
                                Ended
                              2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period          $  11.45  $  11.45  $  11.05  $  11.09  $  10.56
--------------------------------------------------------------------------------
Investment activities
  Net investment income(loss)   0.54      0.55      0.57      0.57*     0.57*
  Net realized and
  unrealized gain (loss)        (0.90)     0.12      0.40     (0.04)     0.53
--------------------------------------------------------------------------------
  Total from
  investment activities         (0.36)     0.67      0.97      0.53      1.10
--------------------------------------------------------------------------------
Distributions
  Net investment income         (0.54)    (0.55)    (0.57)    (0.57)    (0.57)
  Net realized gain                 -     (0.12)        -         -         -
--------------------------------------------------------------------------------
  Total distributions           (0.54)    (0.67)    (0.57)    (0.57)    (0.57)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $  10.55  $  11.45  $  11.45  $  11.05  $  11.09

Ratios/Supplemental=Data========================================================
Total returnu                   (3.16%)    6.02%     9.03%     5.00%*    10.69%*
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               0.55%     0.57%     0.58%     0.65%*    0.65%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                       4.96%     4.83%     5.12%     5.23%*    5.27%*
--------------------------------------------------------------------------------
Portfolio turnover rate         48.1%     47.3%     64.3%     66.2%     93.7%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $261,992  $278,812  $238,282  $195,783  $178,750
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
----------------------------------------------------           February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                               Par        Value
                                                                 In thousands
VIRGINIA  90.0%

Abington IDA, Johnston Memorial Hosp., 5.00%, 7/1/02       $    765   $    764
--------------------------------------------------------------------------------
Alexandria IDA, Ogden Martin, VRDN (Currently 3.90%) *          500        500
--------------------------------------------------------------------------------
Arlington County IDA, Alexandria/Arlington Waste to Energy
        5.25%, 1/1/03 (FSA Insured)                           1,000      1,011
--------------------------------------------------------------------------------
Augusta County IDA, Augusta Hosp.
        6.10%, 9/1/00 (AMBAC Insured)                            60         61
--------------------------------------------------------------------------------
Bedford County IDA, Georgia-Pacific, 4.60%, 8/1/04              300        294
--------------------------------------------------------------------------------
Chesapeake Bay Bridge and Tunnel
        5.10%, 7/1/01 (FGIC Insured)                            945        953
--------------------------------------------------------------------------------
        6.375%, 7/1/22 (MBIA Insured)
        (Prerefunded 7/1/01+)                                   690        720
--------------------------------------------------------------------------------
Fairfax County, GO, Public Improvement, 5.50%, 6/1/01           675        684
--------------------------------------------------------------------------------
Fairfax County Sewer, 5.625%, 7/15/01                         1,000      1,015
--------------------------------------------------------------------------------
Halifax County IDA, Old Dominion Electric, 5.25%, 12/1/02 *   1,130      1,124
--------------------------------------------------------------------------------
Henrico County Economic Dev. Auth., Regional Jail
        5.00%, 11/1/02                                          585        589
--------------------------------------------------------------------------------
Henrico County IDA, Bon Secours Health

        7.50%, 9/1/07 (Prerefunded 8/1/00+)                     650        672
--------------------------------------------------------------------------------
Hopewell IDA
    Westport Convalescent Center
        5.45%, 10/1/02                                          220        216
--------------------------------------------------------------------------------
        5.60%, 10/1/03                                          235        230
--------------------------------------------------------------------------------
Leesburg Utility System
        6.30%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/02+)                                   500        526
--------------------------------------------------------------------------------
Peninsula Port Auth.
    Riverside Health Systems
        5.00%, 7/1/01                                           345        346
--------------------------------------------------------------------------------
        5.00%, 7/1/02                                           360        359
--------------------------------------------------------------------------------
        5.90%, 7/1/00                                           120        121
--------------------------------------------------------------------------------

Petersburg Hosp. Auth.
    Southside Regional Medical Center, 5.60%, 7/1/00            700        703
--------------------------------------------------------------------------------
Portsmouth, GO
        5.60%, 8/1/01                                           500        507
--------------------------------------------------------------------------------
    Public Improvement
        5.90%, 11/1/01                                          125        128
--------------------------------------------------------------------------------
        6.10%, 11/1/03                                          750        780
--------------------------------------------------------------------------------
Richmond, 6.25%, 1/15/21 (Prerefunded 1/15/01+)            $     25   $     26
--------------------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.75%, 7/15/22 (FGIC Insured)
        (Prerefunded 7/15/02+)                                  320        327
--------------------------------------------------------------------------------
Roanoke IDA
    Carilion Health Systems
        VRDN (Currently 3.85%)                                  700        700
--------------------------------------------------------------------------------
        6.50%, 7/1/25 (MBIA Insured)
        (Prerefunded 7/1/00+)                                 1,000      1,008
--------------------------------------------------------------------------------
Southeastern Public Service Auth.
        5.00%, 7/1/03 (AMBAC Insured)                           545        532
--------------------------------------------------------------------------------
Upper Occoquan Sewage Auth.
        6.50%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/01+)                                 1,430      1,495
--------------------------------------------------------------------------------
Virginia, GO, 5.00%, 6/1/02                                     500        504
--------------------------------------------------------------------------------
Virginia Beach, GO, 6.70%, 3/1/05 (Prerefunded 3/1/01+)         600        626
--------------------------------------------------------------------------------
Virginia College Building Auth.
    Equipment Leasing Program
        4.75%, 2/1/02                                         1,325      1,328
--------------------------------------------------------------------------------
        5.00%, 2/1/02                                           200        201
--------------------------------------------------------------------------------
    Hampton Univ., 5.20%, 4/1/02                                435        439
--------------------------------------------------------------------------------
Virginia Ed. Loan Auth., 5.40%, 9/1/01
     (Escrowed to Maturity) *                                   400        404
--------------------------------------------------------------------------------
Virginia HDA, 4.90%, 1/1/03                                     200        199
--------------------------------------------------------------------------------
Virginia Public Building Auth.
        5.625%, 8/1/02                                          675        689
--------------------------------------------------------------------------------
        5.70%, 8/1/03                                           250        257
--------------------------------------------------------------------------------
        6.50%, 8/1/11 (Prerefunded 8/1/01+)                   1,000      1,046
--------------------------------------------------------------------------------

Virginia Public School Auth., GO
        4.90%, 1/1/03                                           550        552
--------------------------------------------------------------------------------
        5.00%, 1/1/04                                         1,000      1,004
--------------------------------------------------------------------------------
        5.00%, 8/1/04                                         1,000      1,005
--------------------------------------------------------------------------------
        6.00%, 8/1/01                                           200        204
--------------------------------------------------------------------------------
Total Virginia (Cost  $25,041)                                          24,849
--------------------------------------------------------------------------------

district=of=columbia==4.9%======================================================
Metropolitan Washington D.C. Airports Auth.
        5.75%, 10/1/03 (FGIC Insured) *                         300        307
--------------------------------------------------------------------------------
        6.40%, 10/1/04 (MBIA Insured) *                       1,000      1,051
--------------------------------------------------------------------------------
Total District of Columbia (Cost  $1,370)                                1,358
--------------------------------------------------------------------------------

PUERTO=RICO==4.5%===============================================================
Puerto Rico Ind. Medical and Environmental PCR
        4.25%, 9/1/03                                      $    500   $    485
--------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, 5.50%, 8/1/02                750        762
--------------------------------------------------------------------------------
Total Puerto Rico (Cost  $1,264)                                         1,247
--------------------------------------------------------------------------------

U.=S.=VIRGIN=ISLANDS==1.1%======================================================
Virgin Island Water and Power Auth., 5.00%, 7/1/02             300        298
--------------------------------------------------------------------------------
Total U. S. Virgin Islands (Cost  $303)                                   298

=Total=Investments=in=Securities================================================
 100.5% of Net Assets (Cost  $27,978)                              $   27,752

 Other Assets Less Liabilities                                           (132)

 NET ASSETS                                                        $   27,620

 Net Assets Consist of:
 Accumulated net investment income - net of distributions          $        2
 Accumulated net realized gain/loss - net of distributions                (33)
 Net unrealized gain (loss)                                              (226)
 Paid-in-capital applicable to 5,461,371 no par value
     shares of beneficial interest outstanding; unlimited
     number of shares authorized                                        27,877

 NET ASSETS                                                      $      27,620

 NET ASSET VALUE PER SHARE                                       $        5.06

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
   IDA  Industrial Development Authority

  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note


  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Virginia Tax-Free Bond Fund
-----------------------------------------                   February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                           Par         Value
                                                             In thousands
VIRGINIA  92.0%
Alexandria IDA

    Episcopal High School, 5.875%, 1/1/23             $    1,250   $    1,229
-----------------------------------------------------------------------------
    Ogden Martin, VRDN (Currently 3.90%) *                 2,450        2,450
-----------------------------------------------------------------------------
Arlington County, GO, 6.00%, 6/1/11                        1,000        1,059
-----------------------------------------------------------------------------

Arlington County IDA
    Alexandria/Arlington Waste
        5.375%, 1/1/13 (FSA Insured) *                     3,000        2,885
-----------------------------------------------------------------------------
    Arlington Hosp.
        7.00%, 9/1/11 (Prerefunded 9/1/01+)                1,205        1,271
-----------------------------------------------------------------------------
    The Nature Conservancy
        5.40%, 7/1/17                                      1,815        1,727
-----------------------------------------------------------------------------
        5.45%, 7/1/27                                      2,905        2,672
-----------------------------------------------------------------------------
Augusta County Service Auth., Water and Sewer
        5.00%, 11/1/24 (MBIA Insured)                      1,000          857
-----------------------------------------------------------------------------
Bedford County IDA, Nekoosa Packaging
        5.60%, 12/1/25 *                                   4,000        3,394
-----------------------------------------------------------------------------
        6.30%, 12/1/25 *                                   2,000        1,886
-----------------------------------------------------------------------------
Charles County Ind. Dev.,
     Waste Management, 4.875%, 2/1/09 *                    2,250        1,889
-----------------------------------------------------------------------------
Chesapeake Toll Road, Expressway, 5.625%, 7/15/19          1,250        1,168
-----------------------------------------------------------------------------
Clarke County IDA Hosp. Fac.,
     Winchester Medical Center
        VRDN (Currently 3.90%) (FSA Insured)               4,000        4,000
-----------------------------------------------------------------------------
Covington and Alleghany County IDA, PCR, Westvaco
        6.65%, 9/1/18                                      1,500        1,559
-----------------------------------------------------------------------------
Danville IDA
    Danville Regional Medical Center
        5.20%, 10/1/18 (AMBAC Insured)                     3,735        3,425
-----------------------------------------------------------------------------
        6.50%, 10/1/24 (FGIC Insured)
        ((Prerefunded 10/1/04+)                            3,000        3,210
-----------------------------------------------------------------------------
Fairafax County Economic Dev. Auth.
    Greenspring Retirement Community
        7.50%, 10/1/29                                     2,500        2,383
-----------------------------------------------------------------------------
    National Wildlife Federation
        5.25%, 9/1/17 (MBIA Insured)                       2,000        1,874
-----------------------------------------------------------------------------
    Vienna II Metrorail
        6.00%, 9/1/19                                      1,975        2,003
-----------------------------------------------------------------------------
        6.00%, 9/1/20                                      2,090        2,112
-----------------------------------------------------------------------------
Fairfax County Housing Auth.
    FCRHA Office Building
        7.50%, 6/15/18 (Prerefunded 12/15/02+)        $    2,125   $    2,288
-----------------------------------------------------------------------------

Fairfax County Water Auth.
        5.00%, 4/1/21                                      2,500        2,198
-----------------------------------------------------------------------------
        5.80%, 1/1/16 (Escrowed to Maturity)               5,935        5,999
-----------------------------------------------------------------------------
Frederick County IDA, Gov't. Complex Fac.
        6.50%, 12/1/14 (MBIA Insured)                      1,500        1,583
-----------------------------------------------------------------------------
Fredericksburg IDA, Hosp. Fac. (MWH Medicorp
        Obligated Group)
        Residual Interest Bond / Inverse Floater
        (Currently 9.114%), 8/15/23 (FGIC Insured)
        (Prerefunded 8/15/01+)                             3,000        3,296
-----------------------------------------------------------------------------
Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 *      1,485        1,452
-----------------------------------------------------------------------------
Goochland County IDA, Nekoosa Packaging
        5.65%, 12/1/25 *                                     750          641
-----------------------------------------------------------------------------
Greater Richmond Convention Center Auth.
    Convention Center Expansion, 6.125%, 6/15/29           4,000        3,970
-----------------------------------------------------------------------------
Halifax County IDA, Halifax Regional Long-Term Care
        5.625%, 7/1/12                                     1,585        1,382
-----------------------------------------------------------------------------
Hampton, Public Improvement, GO, 5.125%, 1/15/15           1,500        1,410
-----------------------------------------------------------------------------
Hampton IDA, Sentara Health, 5.375%, 11/1/15               5,300        4,940
-----------------------------------------------------------------------------
Hampton Roads Medical College
        6.875%, 11/15/11                                     500          524
-----------------------------------------------------------------------------
        6.875%, 11/15/11 (Prerefunded 11/15/01+)           1,000        1,048
-----------------------------------------------------------------------------
        6.875%, 11/15/16 (Prerefunded 11/15/01+)             500          528
-----------------------------------------------------------------------------
Hanover County IDA
    Memorial Regional Medical Center
        6.50%, 8/15/10 (MBIA Insured)                      1,300        1,406
-----------------------------------------------------------------------------
Henrico County Economic Dev. Auth., Regional Jail
        6.125%, 11/1/19                                    2,000        2,039
-----------------------------------------------------------------------------
Henrico County IDA
    Bon Secours Health
        6.00%, 8/15/16 (MBIA Insured)                      1,045        1,076
-----------------------------------------------------------------------------
        6.25%, 8/15/20 (MBIA Insured)                      1,750        1,826
-----------------------------------------------------------------------------
        7.50%, 9/1/07 (Prerefunded 8/1/00+)                  325          336
-----------------------------------------------------------------------------
    St. John's Hosp.
        7.50%, 9/1/15 (Prerefunded 7/1/00+)                1,650        1,701
-----------------------------------------------------------------------------

Henrico County IDA
    Regional Jail
        6.00%, 8/1/15 (Prerefunded 8/1/05+)           $    2,415   $    2,523
-----------------------------------------------------------------------------
        7.00%, 8/1/13 (Prerefunded 8/1/05+)                1,485        1,643
-----------------------------------------------------------------------------
Henry County IDA, Memorial Hosp., 6.00%, 1/1/27            4,250        4,085
-----------------------------------------------------------------------------
Hopewell IDA
    Colonial Heights Convalescent Center
        5.75%, 10/1/04                                       150          145
-----------------------------------------------------------------------------
    Forest Hill Convalescent Center
        5.60%, 10/1/03 (Prerefunded 10/1/02+)                100          105
-----------------------------------------------------------------------------
        5.90%, 10/1/05 (Prerefunded 10/1/02+)                240          254
-----------------------------------------------------------------------------
    Westport Convalescent Center, 5.75%, 10/1/04             290          281
-----------------------------------------------------------------------------
Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 *             4,250        4,229
-----------------------------------------------------------------------------
Loudoun County, GO
        5.25%, 12/1/13                                     1,360        1,329
-----------------------------------------------------------------------------
    Public Improvement
        5.75%, 12/1/18                                     1,685        1,679
-----------------------------------------------------------------------------
        5.75%, 12/1/19                                     1,185        1,178
-----------------------------------------------------------------------------
Lynchburg IDA
    Centra Health
        5.25%, 1/1/11                                      1,890        1,777
-----------------------------------------------------------------------------
        5.375%, 1/1/13                                     1,000          929
-----------------------------------------------------------------------------
Manassas, GO, 5.25%, 1/1/11                                1,550        1,538
-----------------------------------------------------------------------------
Martinsville IDA
    Memorial Hosp. of Martinsville and Henry County
        7.00%, 1/1/11 (Prerefunded 1/1/01+)                  950          971
-----------------------------------------------------------------------------
Medical College of Virginia Hosp. Auth.
        5.25%, 7/1/14 (MBIA Insured)                       3,185        3,052
-----------------------------------------------------------------------------
        5.25%, 7/1/15 (MBIA Insured)                       2,600        2,463
-----------------------------------------------------------------------------
Montgomery County IDA, 5.125%, 1/15/19 (MBIA Insured)        750          676
-----------------------------------------------------------------------------
Newport News, GO
        5.50%, 7/1/12 (MBIA Insured)                       2,500        2,512
-----------------------------------------------------------------------------
        5.625%, 7/1/14 (MBIA Insured)                      2,580        2,586
-----------------------------------------------------------------------------

Norfolk, GO
        5.00%, 7/1/12 (FGIC Insured)                       1,995        1,908
-----------------------------------------------------------------------------
        5.25%, 6/1/14                                      2,750        2,643
-----------------------------------------------------------------------------
Norfolk IDA
    Children's Hosp. of The King's Daughters
        7.00%, 6/1/11 (AMBAC Insured)
        (Prerefunded 6/1/01+)                         $    1,150   $    1,208
-----------------------------------------------------------------------------
    Sentara Hosp.
        7.00%, 11/1/20 (Prerefunded 11/1/00+)              1,045        1,085
-----------------------------------------------------------------------------
        7.10%, 11/1/10 (Prerefunded 11/1/00+)                850          883
-----------------------------------------------------------------------------
Norfolk Redev. and Housing Auth.
    Merrimack Landing, 5.50%, 12/1/13                      1,000          969
-----------------------------------------------------------------------------
Peninsula Port Auth.
    Dominion Terminal, 7.375%, 6/1/20                      2,000        2,055
-----------------------------------------------------------------------------
    Riverside Health
        6.625%, 7/1/18 (Prerefunded 7/1/02+)               3,020        3,196
-----------------------------------------------------------------------------
Pocahontas Parkway Assoc., Toll Road

        Zero Coupon, 8/15/18                               3,000          741
-----------------------------------------------------------------------------
        Zero Coupon, 8/15/24 (MBIA Insured)                5,000          936
-----------------------------------------------------------------------------
Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured)               2,000        1,806
-----------------------------------------------------------------------------
Prince William County Park Auth., 5.875%, 10/15/19         4,135        4,011
-----------------------------------------------------------------------------
Prince William County Service Auth.,
     Water and Sewer Systems
        4.75%, 7/1/29 (FGIC Insured)                       2,525        2,030
-----------------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.25%, 7/15/17 (FGIC Insured)                      2,700        2,528
-----------------------------------------------------------------------------
        5.25%, 7/15/22 (FGIC Insured)                      5,550        5,053
-----------------------------------------------------------------------------
Riverside, Regional Jail,5.875%, 7/1/14(MBIA Insured)      4,000        4,058
-----------------------------------------------------------------------------
Roanoke, GO, Public Improvement, 6.00%, 10/1/19            4,810        4,886
-----------------------------------------------------------------------------
Roanoke County IDA, Hollins College, 5.20%, 3/15/17        1,150        1,022
-----------------------------------------------------------------------------
Roanoke IDA
    Carilion Health Systems, VRDN (Currently 3.85%)        1,150        1,150
-----------------------------------------------------------------------------
    Roanoke Memorial Hosp., Carilion Health System
        6.125%, 7/1/17 (MBIA Insured)                      3,905        4,060
-----------------------------------------------------------------------------

Southeastern Public Service Auth.
        5.00%, 7/1/02                                      1,475        1,454
-----------------------------------------------------------------------------
        5.00%, 7/1/03                                      1,000          977
-----------------------------------------------------------------------------
        5.00%, 7/1/15 (AMBAC Insured)                      3,550        3,257
-----------------------------------------------------------------------------
Univ. of Virginia
        5.20%, 6/1/15                                      2,050        1,940
-----------------------------------------------------------------------------
        5.25%, 6/1/13                                      3,880        3,782
-----------------------------------------------------------------------------
Upper Occoquan Sewage Auth., 4.75%, 7/1/29                 3,000        2,398
-----------------------------------------------------------------------------
Virginia Beach Dev. Auth.
    Beverly Enterprises, 10.00%, 4/1/10               $    1,910   $    1,971
-----------------------------------------------------------------------------
    Sentara Bayside Hosp., 6.60%, 11/1/09
        (Prerefunded 11/1/01+)                             3,650        3,837
-----------------------------------------------------------------------------
    Virginia Beach General Hosp., 6.00%, 2/15/10
        (AMBAC Insured)                                    1,000        1,041
-----------------------------------------------------------------------------
    Westminster Canterbury, 7.25%, 11/1/32                 1,500        1,446
-----------------------------------------------------------------------------
Virginia College Building Auth.
    Randolph Macon College, 6.625%, 5/1/13
        (Prerefunded 5/1/02+)                              1,000        1,057
-----------------------------------------------------------------------------
    Washington and Lee Univ.
        5.25%, 1/1/26 (MBIA Insured)                       2,320        2,101
-----------------------------------------------------------------------------
        5.25%, 1/1/31 (MBIA Insured)                       2,000        1,780
-----------------------------------------------------------------------------
Virginia Commonwealth Univ., 5.75%, 5/1/21                 1,550        1,507
-----------------------------------------------------------------------------
Virginia HDA
        5.60%, 11/1/18                                     5,160        4,852
-----------------------------------------------------------------------------
        5.85%, 7/1/12                                      1,000        1,011
-----------------------------------------------------------------------------
        6.35%, 11/1/01                                     1,000        1,015
-----------------------------------------------------------------------------
        6.375%, 1/1/26 *                                     620          624
-----------------------------------------------------------------------------
        6.45%, 7/1/28 (MBIA Insured) *                     2,000        2,006
-----------------------------------------------------------------------------
        6.50%, 5/1/13 *                                    2,000        2,064
-----------------------------------------------------------------------------
        6.70%, 1/1/22 *                                      795          797
-----------------------------------------------------------------------------
        7.05%, 5/1/18                                        840          880
-----------------------------------------------------------------------------
        7.10%, 5/1/13                                      1,500        1,549
-----------------------------------------------------------------------------
    Rental Housing
        5.35%, 2/1/11 *                                    1,085        1,041
-----------------------------------------------------------------------------
        5.45%, 2/1/12 *                                    1,150        1,106
-----------------------------------------------------------------------------
        5.50%, 2/1/13 *                                    1,175        1,133
-----------------------------------------------------------------------------

Virginia Polytechnic Institute and State Univ.
    Univ. Services
        5.40%, 6/1/11                                      1,250        1,250
-----------------------------------------------------------------------------
        5.50%, 6/1/16                                      3,000        2,918
-----------------------------------------------------------------------------
        5.50%, 6/1/20                                      2,100        1,980
-----------------------------------------------------------------------------
Virginia Public Building Auth.
        6.25%, 8/1/15 (Prerefunded 8/1/04+)                1,550        1,641
-----------------------------------------------------------------------------
Virginia Public School Auth., GO
        5.00%, 8/1/18                                      2,035        1,816
-----------------------------------------------------------------------------
        5.375%, 8/1/17                                     2,245        2,144
-----------------------------------------------------------------------------
Virginia Public School Auth., GO
        6.50%, 8/1/12 (Prerefunded 8/1/01+)           $    1,700   $    1,779
-----------------------------------------------------------------------------
        6.50%, 8/1/16                                      2,890        3,048
-----------------------------------------------------------------------------
Virginia Resources Auth., Revolving Water Fund,
          5.625%, 10/1/22                                  1,900        1,826
-----------------------------------------------------------------------------
Virginia Transportation Board
    Northern Virginia Transportation Dist.
        5.125%, 5/15/19                                    2,000        1,806
-----------------------------------------------------------------------------
        5.50%, 5/15/22                                       805          758
-----------------------------------------------------------------------------
    Oak Grove Connector, 5.25%, 5/15/22                    3,000        2,712
-----------------------------------------------------------------------------
    Route 28 Project, 6.50%, 4/1/18                        1,000        1,026
-----------------------------------------------------------------------------
    Route 58 Project, 5.125%, 5/15/19                      2,855        2,579
-----------------------------------------------------------------------------
Washington County IDA
    Johnston Memorial Hosp.
        6.25%, 7/1/06 (Prerefunded 7/1/05+)                1,660        1,742
-----------------------------------------------------------------------------
        6.75%, 7/1/12 (Prerefunded 7/1/02+)                1,500        1,588
-----------------------------------------------------------------------------
York County, Sewer, 5.875%, 6/1/24                         1,000          982
-----------------------------------------------------------------------------
Total Virginia (Cost  $247,251)                                       241,100
-----------------------------------------------------------------------------

DISTRICT=OF=COLUMBIA==3.4%===================================================
Metropolitan Washington D.C. Airport Auth.
        5.50%, 10/1/23 *                                   4,000        3,637
-----------------------------------------------------------------------------
        5.75%, 10/1/11 (MBIA Insured) *                    1,500        1,529
-----------------------------------------------------------------------------
        6.625%, 10/1/19 (MBIA Insured) *                   3,550        3,650
-----------------------------------------------------------------------------
Total District of Columbia (Cost  $8,911)                               8,816
-----------------------------------------------------------------------------
PUERTO=RICO==2.7%============================================================
Puerto Rico Highway and Transportation Auth.
        5.50%, 7/1/15 (FSA Insured)                        2,000        2,000
-----------------------------------------------------------------------------
        6.25%, 7/1/14                                      1,500        1,595
-----------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
        5.50%, 7/1/21 (FSA Insured)                        3,565        3,405
-----------------------------------------------------------------------------
Total Puerto Rico (Cost  $7,087)                                        7,000
-----------------------------------------------------------------------------
 98.1% of Net Assets (Cost  $263,249)                             $  256,916
 Other Assets Less Liabilities                                         5,076

 NET ASSETS                                                       $  261,992

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                         $       12
 Accumulated net realized gain/loss -
     net of distributions                                             (3,638)
 Net unrealized gain (loss)                                           (6,333)
 Paid-in-capital applicable to 24,835,930 no par
     value shares of beneficial interest outstanding;
     unlimited number of shares authorized                           271,951

 NET ASSETS                                                       $  261,992

 NET ASSET VALUE PER SHARE                                        $    10.55

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
STATEMENT OF OPERATIONS
-----------------------
 In thousands                                          Short-Term
                                                        Bond Fund     Bond Fund
                                                             Year          Year
                                                            Ended         Ended
                                                          2/29/00       2/29/00
                                                          -------       -------
Investment Income (Loss)
Interest income                                       $  1,149     $   15,363
-------------------------------------------------------------------------------
Expenses
  Investment management                                     19          1,171
  Shareholder servicing                                     29            204
  Custody and accounting                                    89            114
  Prospectus and shareholder reports                         4             28
  Legal and audit                                           13             13
  Trustees                                                   5              6
  Registration                                               -              5
  Miscellaneous                                              5              4
-------------------------------------------------------------------------------
  Total expenses                                           164          1,545
  Expenses paid indirectly                                  (1)            (3)
-------------------------------------------------------------------------------
  Net expenses                                             163          1,542
-------------------------------------------------------------------------------
Net investment income (loss)                               986         13,821
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                14         (3,575)
  Futures                                                    -            (13)
-------------------------------------------------------------------------------
  Net realized gain (loss)                                  14         (3,588)
Change in net unrealized gain (loss) on securities        (624)       (19,551)
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                   (610)       (23,139)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                $    376     $   (9,318)
===============================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
 In thousands                  Short-Term
                                Bond Fund                Bond Fund
                                      Year                    Year
                                     Ended                   Ended
                                   2/29/00     2/28/99     2/29/00    2/28/99
                                   -------     -------     -------    -------
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)   $     986   $     887  $   13,821  $  12,390
  Net realized gain (loss)              14          28      (3,588)     1,657
  Change in net unrealized
  gain or loss                        (624)        210     (19,551)      901
--------------------------------------------------------------------------------
  Increase (decrease) in
  net assets from operations           376       1,125      (9,318)    14,948
--------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income               (986)       (887)    (13,821)   (12,390)
  Net realized gain                    (55)        (42)        -       (2,672)
--------------------------------------------------------------------------------
  Decrease in net assets
  from distributions                (1,041)       (929)    (13,821)   (15,062)
--------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                       14,102      16,469      60,639     66,340
  Distributions reinvested             929         799      10,389     11,719
  Shares redeemed                  (13,518)    (11,053)    (64,709)   (37,415)
--------------------------------------------------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions                 1,513       6,215       6,319     40,644
--------------------------------------------------------------------------------
Net Assets
Increase (decrease)
during period                          848       6,411     (16,820)    40,530
Beginning of period                 26,772      20,361     278,812    238,282
--------------------------------------------------------------------------------
End of period                    $  27,620   $  26,772  $  261,992  $ 278,812

* Share information
   Shares sold                       2,759       3,196       5,498      5,793
   Distributions reinvested            182         155         956      1,022
   Shares redeemed                  (2,646)     (2,143)     (5,976)    (3,267)
--------------------------------------------------------------------------------
   Increase (decrease)
   in shares outstanding               295       1,208         478      3,548

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------                         February 29, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

--------------------------------------------------------------------------------
                                                    Short-Term
                                                     Bond Fund      Bond Fund
                                                     ---------      ---------
Purchases                                       $   11,427,000  $ 128,542,000
Sales                                               10,354,000    127,088,000
--------------------------------------------------------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the year ended February 29, 2000, were as follows:

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the Bond Fund has capital loss carryforwards for federal income tax purposes of $2,059,000, all of which expires in 2008. The Bond Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Short-Term Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                             $       1,000
Undistributed net realized gain                                         2,000
Paid-in-capital                                                        (3,000)
--------------------------------------------------------------------------------

     At February 29, 2000, the costs of investments for the Short-Term Bond and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $27,978,000 and $263,249,000, respectively. Net unrealized gain (loss) on investments were as follows:

--------------------------------------------------------------------------------
                                                     Short-Term
                                                      Bond Fund      Bond Fund
                                                      ---------      ---------
Appreciated investments                          $        6,000   $  3,139,000
Depreciated investments                                (232,000)    (9,472,000)
Net unrealized gain (loss)                       $     (226,000)  $ (6,333,000)
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------
     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $86,000 was payable at February 29, 2000 by the Bond Fund. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 29, 2000, which would cause the Short-Term Bond Fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2002, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement wit hout causing the fund's ratio of total expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $96,000 of management fees were not accrued by the Short-Term Bond Fund for the year ended February 29, 2000, and $97,000 remain unaccrued from a prior period.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pur suant to these related party agreements totaling approximately $90,000 and $235,000, respectively, for the year ended February 29, 2000, of which $8,000 and $25,000, respectively, were payable at period-end.

================================================================================
T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Virginia Short-Term Tax-Free Bond Fund and
Virginia Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virginia Short-Term Tax-Free Bond Fund and Virginia Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 29, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen-erally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
March 17, 2000


================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/00
    ----------------------------------------------------------

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

       The Short-Term Bond Fund's distributions to shareholders included:
        * $55,000 from long-term capital gains, subject to the 20% rate gains category,
        *     $983,000 which qualified as exempt-interest dividends.

       The Bond Fund's distributions to shareholders included:
        *     $13,773,000 which qualified as exempt-interest dividends.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
   INVESTMENT SERVICES AND INFORMATION
   -----------------------------------
               KNOWLEDGEABLE SERVICE REPRESENTATIVES
               -------------------------------------
               BY  PHONE  1-800-225-5132   Available  Monday
               through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person Available in T. Rowe Price Investor
               Centers.

   ACCOUNT SERVICES
   ----------------
               Checking Available on most fixed income funds
               ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic  Withdrawal  Scheduled,   automatic
               redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated    24-Hour    Services    Including
               Tele*AccessRegistration  Mark and the T. Rowe
               Price  Web  site  on the  Internet.  Address:
               www.troweprice.com

   BROKERAGE SERVICES*
   -------------------
               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **
   INVESTMENT INFORMATION
   ----------------------
               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T.
               Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas:
               A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc.,
                              Member NASD/SIPC.
               **             Based  on  a  September   1999
                              survey                     for
                              representative-assisted  stock
                              trades. Services vary by firm,
                              and   commissions   may   vary
                              depending on size of order.

================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons*
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value
Spectrum  Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery*
International  Growth  & Income
International  Stock
Japan
Latin  America
New Asia
Spectrum  International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S.  Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC  TAX-FREE
------------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California  Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal  Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD  VARIABLE  ANNUITY
----------------------------------------
Equity Income  Portfolio
International  Stock Portfolio
Limited-Term  Bond  Portfolio
Mid-Cap  Growth  Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     # Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus.  Read it carefully before  investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions,  call 1-800-225-5132
or visit our Web site

Baltimore  Area
Downtown
101 East  Lombard  Street
Owings  Mills
Three Financial Center
4515  Painters  Mill Road

Boston  Area
386  Washington  Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

Tampa
4200 West Cypress  Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         C14-050  2/29/00